SEMI-ANNUAL REPORT

                                  IAI BOND FUND

                                  MAY 31, 2000
                                   (UNAUDITED)



                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS

                                  IAI BOND FUND


                               SEMI-ANNUAL REPORT
                                  MAY 31, 2000
                                   (UNAUDITED)


               Letter to Shareholders ......................   2

               Fund Manager's Review .......................   4

               Fund Portfolio ..............................   6

               Notes to Fund Portfolio .....................  10

               Statement of Assets and Liabilities .........  11

               Statement of Operations .....................  12

               Statements of Changes in Net Assets .........  13

               Financial Highlights ........................  14

               Notes to Financial Statements ...............  15

               Adviser, Custodian, Legal Counsel,
               Independent Auditors,
               Directors...................... Inside Back Cover

                             LETTER TO SHAREHOLDERS

                                  IAI BOND FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

Signs of a developing economic slowdown began to surface during the second quarter. However, the length and depth of the slowdown are still open to debate. In each of the last two years the economy paused in the second quarter, only to reaccelerate in the last half of the year. It's still too early to tell if this pattern will be repeated this year, but six interest rate increases by the Fed in the last twelve months make a strong case for a longer lasting slowdown. Nevertheless, the question remains: Is the Fed done?

Despite the record length of this economic expansion, the inflation outlook continues to be mixed. Certainly the trend of inflation has been moving higher. Gasoline prices have received a lot of recent attention and energy prices have been driving the consumer price index up. However, price indices excluding energy costs are still relatively well behaved. Likewise, commodity prices (excluding energy) and the price of gold are moving sideways, giving no clear signal about the future trend. Although this inflation news is better than what might be expected, it is important to remember that inflation is a lagging indicator. As such, the inflation rate may continue to rise even as the economy cools. Thus, the threat of rising inflation does not immediately go away. Instead, it presents a dilemma for the Fed and a risk for investors.

Some of the most convincing evidence of a slowdown comes from the labor markets. Private sector payroll gains slowed in the second quarter. The headline reports probably overstated the weakness because the unemployment rate remained near its 30-year low while some anecdotal evidence continued to point toward upward wage pressure from a tight labor market. Yet, a softer trend seems to be developing. New job creation is the engine that drives consumer confidence, income growth and spending. Consumer spending is the engine that drives the U.S. economy. Thus, a softer labor market is consistent with a slower economy. But again the dilemma: Can the Fed tighten to curb rising inflation if the labor markets look soft - particularly in a presidential election year? Policy makers will see one more month's employment data before their August meeting; that report will likely help some Fed members make their decision.

Monetary policy during the last year has been extremely erratic. The Fed started raising interest rates in June of last year, but chose to reverse its policy at year-end in an attempt to forestall potential Y2K liquidity problems. Although viewed as a temporary - but necessary - action, the amount of additional liquidity provided by the Fed was overwhelming. By February, the Fed was aggressively withdrawing the excess liquidity, pushing reserve growth into record negative territory. These wide swings in policy probably explain the unprecedented market volatility experienced during the last six months.


2
--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS

                                  IAI BOND FUND


ECONOMIC OUTLOOK (CONT.)

Clearly the Fed has increased short-term interest rates during the last year; and the economy is beginning to feel the impact of this change. Yet, it's just as clear that monetary policy is not "tight" - at least not in comparison to the way credit availability was strangled by the Fed at times in the 1980s. This policy ambiguity - higher rates but adequate credit availability - is consistent with the mixed data coming from the economy. The policy is also consistent with the Fed's attempt to "fine tune" the economy onto a less inflationary path without causing recession.

The markets responded favorably in May to signs of a slowing economy. Investors viewed the data as a strong signal that the Fed might be done raising interest rates. This shift in sentiment sparked the rally. Yet investor sentiment is probably ahead of economic reality. The Fed is likely to nudge rates higher at the August meeting and then hope they have done enough to achieve a soft landing.

Please read the Fund Manager's Review, which follows this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.


                                                                               3
--------------------------------------------------------------------------------

                              FUND MANAGER'S REVIEW

                                  IAI BOND FUND


IAI BOND FUND


FUND MANAGEMENT
LARRY R. HILL, CFA


HOW HAS THE FUND PERFORMED?

The IAI Bond Fund declined (0.54)% for the six month period ended May 31, 2000. This compares with a return for the benchmark, the Lehman Aggregate Bond Index, of 1.38% for the same time period. The peer group. Lipper A rated Bond Funds, earned a return of 0.52%.

WERE THERE ANY SIGNIFICANT CHANGES?

We did make some changes to the portfolio in the past six months. These moves were designed to better position the Fund for an uncertain and volatile market, yet maintain an exposure to corporate bonds which appear to be attractively priced on a long term basis. As part of this shift, the portfolio's allocation to mortgage securities was reduced and the allocation to asset-backed securities was eliminated. Proceeds from these sales were used to increase both the cash reserve position and the allocation to longer maturity bonds. This strategy - commonly referred to as a barbell structure - increased the Fund's liquidity and better positioned the portfolio to benefit from an inverted yield curve. Portfolio duration remained relatively neutral to the market, beginning the period at 5.2 years and ending at 5.1 years.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

In the last six months the U.S. bond market has struggled to produce positive returns. During this period the Fed has raised short-term interest rates by 1%, the yield curve has inverted and credit spreads have widened rather dramatically. This combination of events had a negative impact on the return generated by both the market and the Fund.

In the IAI Bond Fund, the greatest negative return impact came from wider credit spreads. The Fund has long followed a strategy of over weighting those sectors that provide more yield (i.e. investment grade corporate bonds, high yield issues, mortgage-backed securities and asset- backed securities) while under weighting Treasury issues. Over the long run this strategy provides more yield and better value to the shareholders of the Fund. However, during periods when credit spreads widen, this strategy underperforms the market as it did in the recent period.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Recent signs of an economic slowdown have helped reduce interest rates and shrink credit spreads. With the developing slowdown, investors began to anticipate the end of further rate increases by the Fed. This shift in sentiment helped produce the rally in bonds. While economic growth is certainly slowing from its recently unsustainable level, the depth and durability of the slowdown is still debatable. At current yield levels, market expectations may be ahead of the economic reality. Thus, we expect yields and credit spreads to remain in a broad range until more data is available. Market and portfolio returns should improve in this environment, but it is still too early to get overly bullish on bonds. In the portfolio, we plan to maintain some liquidity and use market swings to add selectively to the portfolio.


4
--------------------------------------------------------------------------------

                              FUND MANAGER'S REVIEW

                                  IAI BOND FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                    LEHMAN BROTHERS
IAI BOND FUND     AGGREGATE BOND INDEX
-------------     --------------------
    10,000               10,000
    10,203               10,161
    10,317               10,301
     9,944               10,164
    10,054               10,248
    10,255               10,378
    10,616               10,601
    10,824               10,766
    10,954               10,899
    11,008               10,992
    11,040               11,068
    11,162               11,188
    11,184               11,253
    11,130               11,248
    11,287               11,404
    11,625               11,650
    11,928               11,886
    12,019               12,019
    12,134               12,129
    12,700               12,489
    12,324               12,319
    12,395               12,399
    12,233               12,329
    12,293               12,419
    12,591               12,653
    12,798               12,827
    13,192               13,089
    13,332               13,221
    13,542               13,378
    13,285               13,201
    13,273               13,204
    13,563               13,414
    13,916               13,671
    14,214               13,910
    14,244               13,968
    14,326               14,065
    14,326               14,083
    14,788               14,338
    14,901               14,420
    15,297               14,672
    15,347               14,713
    15,433               14,768
    15,133               14,642
    15,234               14,721
    15,609               14,920
    15,203               14,661
    14,694               14,299
    14,584               14,185
    14,505               14,183
    14,378               14,152
    14,543               14,433
    14,583               14,451
    14,470               14,238
    14,468               14,226
    14,386               14,194
    14,485               14,292
    14,670               14,575
    15,024               14,921
    15,329               15,013
    15,559               15,223
    15,945               15,812
    15,948               15,928
    15,965               15,892
    16,079               16,084
    16,215               16,240
    16,373               16,452
    16,607               16,698
    16,838               16,932
    16,892               17,045
    16,561               16,749
    16,481               16,632
    16,369               16,539
    16,367               16,505
    16,540               16,726
    16,576               16,771
    16,581               16,743
    16,881               17,034
    17,311               17,412
    17,744               17,710
    17,531               17,545
    17,690               17,599
    17,795               17,643
    17,533               17,447
    17,747               17,709
    17,953               17,876
    18,256               18,088
    18,866               18,576
    18,668               18,417
    18,918               18,689
    19,069               18,960
    19,190               19,048
    19,431               19,240
    19,655               19,486
    19,706               19,471
    19,779               19,537
    19,884               19,638
    20,071               19,825
    20,237               19,993
    20,270               20,035
    20,207               20,362
    20,469               20,839
    20,087               20,728
    20,472               20,846
    20,515               20,909
    20,624               21,057
    20,253               20,689
    20,449               20,802
    20,560               20,869
    20,315               20,685
    20,116               20,619
    20,160               20,533
    20,011               20,522
    20,147               20,760
    20,022               20,837
    19,966               20,835
    19,800               20,735
    19,670               20,667
    19,839               20,917
    20,007               21,193
    19,955               21,131
    19,858               21,121


AVERAGE ANNUAL RETURNS+
THROUGH 5/31/00
                                       6 Months    1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
IAI BOND FUND                           (0.54)%     (2.24)%    4.49%     7.10%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index     1.38%       2.11%     5.97%     7.77%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* NOT ANNUALIZED.


SECTORS
% OF PORTFOLIO AS OF 5/31/00

[PIE CHART]

U.S. GOVERNMENT
 AGENCY MORTGAGE-BACKED   30%
SHORT-TERM                22%
ASSET-BACKED               2%
U.S. GOVERNMENT            5%
CORPORATE                 41%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 5/31/00

[BAR CHART]

YEARS
-----
0-3           22%
3-5           15%
5-10          37%
10-20         14%
20+           12%


NOTE TO FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDEXES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


CREDIT RATING
% OF BOND PORTFOLIO AS OF 5/31/00

U.S.
Government .........   45%
Aaa ................    3%
Aa .................    7%
A ..................   13%
Baa ................   15%
Non-Investment
Grade ..............   17%


                                                                               5
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                                  IAI BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS - 40.4%
                                                                              Principal      Market
                                                     Rate        Maturity       Amount      Value (a)
------------------------------------------------------------------------------------------------------
BROADCASTING - 4.1%
Radio Unica (STEP BOND) (f)                         16.61%       08/01/06      $600,000     $  366,000
Time Warner                                          6.63        05/15/29       180,000        143,489
                                                                                            ----------
                                                                                               509,489
------------------------------------------------------------------------------------------------------
FINANCIAL - 11.3%
Bank of America                                      6.13        07/15/04       215,000        201,770
Bear Stearns                                         6.15        03/02/04       115,000        107,232
CIT Holdings Series B (YANKEE) (d)                   6.88        02/16/05       215,000        204,697
Goldman Sachs Series B                               7.35        10/01/09       190,000        177,446
Heller Financial                                     7.38        11/01/09       115,000        106,106
Household Finance                                    5.88        02/01/09       180,000        152,733
Lehman Brothers                                      6.63        02/05/06       185,000        169,150
Royal & Sun Alliance Insurance (c) (YANKEE) (d)      8.95        10/15/29       175,000        165,994
Toyota Motor Credit                                  5.63        11/13/03       140,000        132,075
                                                                                            ----------
                                                                                             1,417,203
------------------------------------------------------------------------------------------------------
INDUSTRIAL - 18.4%
CMS Energy                                           8.38        07/01/03       250,000        239,200
Charles River Labs                                  13.50        10/01/09        75,000         77,156
J. Seagram & Sons                                    6.63        12/15/05       160,000        147,405
Lockheed Martin                                      8.20        12/01/09       195,000        190,682
Mack-Cali Realty                                     7.25        03/15/09       185,000        165,396
NE Restaurant                                       10.75        07/15/08       250,000        200,000
Noble Drilling                                       7.50        03/15/19       210,000        189,070
Northwest Airlines Series 1999-2A                    7.58        03/01/19       238,762        221,063
Petro-Canada (YANKEE) (d)                            7.00        11/15/28       220,000        181,397
Providian Capital I (c)                              9.53        02/01/27       200,000        166,579
Province of Manitoba (YANKEE) (d)                    6.75        03/01/03       145,000        142,298
Sonic Automotive Series B                           11.00        08/01/08       125,000        113,750
Speedway Motorsports                                 8.50        08/15/07       100,000         91,500
Tyco International Group (YANKEE) (d)                6.88        01/15/29       205,000        165,923
                                                                                            ----------
                                                                                             2,291,419
------------------------------------------------------------------------------------------------------


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

6
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                                  IAI BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS - 40.4%
                                                                 Principal        Market
                                        Rate         Maturity      Amount        Value (a)
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.9%
COVAD Comm Group                        12.50%       02/15/09     $225,000        $211,500
Global Crossing (PIK preferred) (e)     10.50        12/01/08        1,250(g)      116,875
Sprint Capital                           6.90        05/01/19      235,000         202,473
Tritel PCS                              12.75        05/15/09       90,000          59,850
Voicestream Wire (c)                    10.38        11/15/09       20,000          20,500
                                                                                  --------
                                                                                   611,198
------------------------------------------------------------------------------------------
UTILITIES - 1.7%
NRG Energy                               8.00        11/01/03      100,000          98,188
Williams Gas Pipeline (c)                7.38        11/15/06      115,000         109,779
                                                                                  --------
                                                                                   207,967
==========================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST $5,522,200) ............................................................. $5,037,276
==========================================================================================

U.S. GOVERNMENT OBLIGATIONS - 4.7%
                                                                 Principal        Market
                                        Rate         Maturity      Amount        Value (a)
------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 4.7%
                                         7.50%       11/15/16     $160,000        $177,300
                                         8.13        08/15/19      130,000         154,375
                                         7.63        02/15/25      135,000         156,600
                                         5.25        02/15/29      115,000         100,445
                                                                                  --------
                                                                                   588,720
==========================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
(COST $583,891).................................................................. $588,720
==========================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                                                               7
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                                  IAI BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 29.8%
                                                                 Principal        Market
                                        Rate         Maturity      Amount        Value (a)
------------------------------------------------------------------------------------------
FREDDIE MAC GOLD - 6.7%
                                        6.00%        04/01/11     $292,001      $  273,979
                                        6.00         01/01/29      140,005         125,981
                                        6.00         01/01/29       47,650          42,877
                                        6.00         04/01/29      191,954         172,634
                                        6.50         05/01/29      236,617         219,352
                                                                                ----------
                                                                                   834,823
------------------------------------------------------------------------------------------
FANNIE MAE - 16.2%
                                        6.50         05/01/13      284,978         270,846
                                        9.00         06/01/17      138,809         143,013
                                        7.50         04/01/28      358,252         348,815
                                        7.00         05/01/28      214,580         204,021
                                        7.00         08/01/28      392,066         372,289
                                        6.50         11/01/28      452,084         418,677
                                        6.50         03/01/29      284,437         263,419
                                                                                ----------
                                                                                 2,021,080
------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.9%
                                        9.00         11/15/17      134,307         138,816
                                        7.00         12/15/23      167,900         161,867
                                        8.00         12/15/23      289,526         291,045
                                        7.50         12/15/27      160,328         157,673
                                        7.00         08/15/28      119,525         114,762
                                                                                ----------
                                                                                   864,163
==========================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST $3,932,023).............................................................. $3,720,066
==========================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

8
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                                  IAI BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

ASSET-BACKED SECURITY - 2.4%
                                                                      Principal      Market
                                               Rate      Maturity       Amount      Value (a)
---------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGES - 2.4%
Morgan Stanley Capital I, 1998-XL1, Class A3   6.48%     06/03/30      $325,000      $299,669
=============================================================================================
TOTAL INVESTMENT IN ASSET-BACKED SECURITY
(COST $329,325)..................................................................... $299,669
=============================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST $10,367,439)................................................................ $9,645,731
=============================================================================================

SHORT-TERM SECURITIES - 21.4%
                                                                      Principal      Market
                                               Rate      Maturity   Amount/Shares   Value (a)
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 18.2%
Associates (Financial)                         6.74%     06/01/00      $620,000    $  620,000
National Rural Utilities (Financial)           6.47      06/05/00       405,000       404,709
Pitney Bowes Credit (Financial)                6.48      06/05/00       620,000       619,554
Washington Post (Publishing) (c)               6.46      06/05/00       625,000       624,551
                                                                                   ----------
                                                                                    2,268,814
---------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.4%
                                               5.86      10/19/00        50,000(b)     48,853
---------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 2.8%
Firstar Institutional Money Market Fund        6.04                     345,510       345,510
=============================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST $2,663,205)................................................................. $2,663,177
=============================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST $13,030,644) (h)........................................................... $12,308,908
=============================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 1.3%........................................... $160,439
=============================================================================================
TOTAL NET ASSETS ................................................................ $12,469,347
=============================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                                                               9
--------------------------------------------------------------------------------

                             NOTES TO FUND PORTFOLIO

                                  IAI BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)

                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Security is pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

                                       (c)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors. The market value of such securities was $1,087,408 (8.7% of net assets) at May 31, 2000.

                                       (d)

Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (e)

The interest rate shown for Payment-in-Kind securities (PIK securities) represents effective yield at May 31, 2000. PIK securities' income is generally paid by issuing additional par or shares of the security rather than paying cash.

                                       (f)

A step bond is a security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents the effective yield at May 31, 2000, based upon the estimated timing and amount of future interest and principal payments.

                                       (g)

Represents a preferred security. Quantity is disclosed in units. One unit represents 100 par.

                                       (h)

At May 31, 2000, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

Cost for federal income tax purposes .............................  $13,030,644
                                                                    ===========
Gross unrealized appreciation ....................................  $    11,500

Gross unrealized depreciation ....................................  $  (733,236)
                                                                    -----------
Net unrealized depreciation ......................................  $  (721,736)
                                                                    ===========


10
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                                  IAI BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)

----------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market (Cost: $13,030,644)                                      $ 12,308,908
Cash                                                                                                   217
Accrued interest receivable                                                                        136,600
Variation margin receivable (Note 5)                                                                 7,580
Other                                                                                               24,582
                                                                                              ------------
   TOTAL ASSETS                                                                                 12,477,887

LIABILITIES
Accrued management fee                                                                               8,540
                                                                                              ------------
   TOTAL LIABILITIES                                                                                 8,540
                                                                                              ------------
   NET ASSETS                                                                                 $ 12,469,347
                                                                                              ============
NET ASSETS REPRESENTED BY:
Paid in capital                                                                               $ 16,623,365
Undistributed net investment income                                                                  9,907
Accumulated net realized losses on investments, futures contracts, and
 foreign currency transactions                                                                  (3,451,100)
Unrealized appreciation (depreciation) on:
 Investment securities                                                        $ (721,736)
 Futures contracts (Note 5)                                                        8,911
                                                                              ----------
                                                                                                  (712,825)
                                                                                              ------------
   NET ASSETS                                                                                 $ 12,469,347
                                                                                              ============
Shares of capital stock outstanding (authorized 10 billion shares, $0.01
 par value)                                                                                      1,505,249
                                                                                              ------------
   NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
    PER SHARE                                                                                 $       8.28
                                                                                              ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                              11
--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS

                                  IAI BOND FUND


                          SIX MONTHS ENDED MAY 31, 2000
                                   (UNAUDITED)

----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME:
 Interest                                                                               $    571,946
 Dividends                                                                                     6,563
                                                                                        ------------
   TOTAL INCOME                                                                              578,509
                                                                                        ------------
EXPENSES:
 Management fees                                                                              69,335
 Compensation of Directors                                                                     4,919
 Interest Expense                                                                                292
                                                                                        ------------
   TOTAL EXPENSES                                                                             74,546
   Less fees reimbursed by Advisers                                                           (4,919)
                                                                                        ------------
   NET EXPENSES                                                                               69,627
                                                                                        ------------
   NET INVESTMENT INCOME                                                                     508,882
                                                                                        ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 Net realized gains (losses) on:
   Investment securities                                              $ (1,291,831)
   Futures contracts                                                        41,122
   Foreign currency transactions                                            22,272
                                                                      ------------
 Net realized loss                                                                        (1,228,437)
 Net change in unrealized appreciation or depreciation on:
   Investment securities                                              $    595,598
   Futures contracts                                                        12,542
   Other assets and liabilities denominated in foreign currency             (3,742)
                                                                      ------------
 Net unrealized gain                                                                         604,398
                                                                                        ------------
   NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY                                             (624,039)
                                                                                        ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $   (115,157)
                                                                                        ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

                                  IAI BOND FUND

                                                               Six months ended
                                                                  May 31, 2000        Year ended
                                                                  (unaudited)      November 30, 1999
----------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                           $    508,882        $   2,112,670
 Net realized loss                                                 (1,228,437)          (1,468,258)
 Net change in unrealized appreciation or depreciation                604,398           (1,266,503)
                                                                 ------------        -------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              (115,157)            (622,091)
                                                                 ------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                               (542,283)          (2,344,002)
                                                                 ------------        -------------
   TOTAL DISTRIBUTIONS                                               (542,283)          (2,344,002)
                                                                 ------------        -------------
CAPITAL SHARE TRANSACTIONS
 Net proceeds from sale of 278,525 and 579,096 shares               2,341,772            5,433,497
 Net asset value of 61,214 and 243,398 shares issued in
  reinvestment of distributions                                       516,649            2,224,422
 Cost of 1,047,397 and 3,997,848 shares redeemed                   (8,814,148)         (36,967,999)
                                                                 ------------        -------------
   DECREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS         (5,955,727)         (29,310,080)
                                                                 ------------        -------------
   TOTAL DECREASE IN NET ASSETS                                    (6,613,167)         (32,276,173)
NET ASSETS AT BEGINNING OF PERIOD                                  19,082,514           51,358,687
                                                                 ------------        -------------
NET ASSETS AT END OF PERIOD                                      $ 12,469,347        $  19,082,514
                                                                 ------------        -------------
   INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:             $      9,907        $      43,308
                                                                 ============        =============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              13
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                  IAI BOND FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
            AND SELECTED INFORMATION FOR EACH PERIOD ARE AS FOLLOWS:

                                Six months ended                           Years ended November 30,
                                  May 31, 2000       ------------------------------------------------------------------
                                  (unaudited)           1999           1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period               $   8.62          $   9.53        $   9.49      $   9.32      $   9.34      $   8.65
                                   --------          --------        --------      --------      --------      --------
OPERATIONS
 Net investment income                 0.28              0.61***         0.58          0.54          0.56          0.58
 Net realized and unrealized
  gains (losses)                      (0.33)            (0.83)           0.04          0.19          0.04          0.72
                                   --------          --------        --------      --------      --------      --------
   TOTAL FROM OPERATIONS              (0.05)            (0.22)           0.62          0.73          0.60          1.30
                                   --------          --------        --------      --------      --------      --------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income                (0.29)            (0.69)          (0.58)        (0.56)        (0.62)        (0.61)
 Net realized gains                      --                --              --            --            --            --
                                   --------          --------        --------      --------      --------      --------
   TOTAL DISTRIBUTIONS                (0.29)            (0.69)          (0.58)        (0.56)        (0.62)        (0.61)
                                   --------          --------        --------      --------      --------      --------
NET ASSET VALUE
 End of period                     $   8.28          $   8.62        $   9.53      $   9.49      $   9.32      $   9.34
                                   ========          ========        ========      ========      ========      ========
 Total investment return*             (0.54)%           (2.46)%          6.68%         8.15%         6.85%        15.46%
 Net assets at end of period
  (000s omitted)                   $ 12,469          $ 19,083        $ 51,359      $ 68,620      $ 86,803      $ 77,526

RATIOS                                      **
 Expenses to average net assets        0.90%****         1.07%****       1.10%         1.10%         1.10%         1.09%
 Net investment income to
  average net assets                   6.63%**           6.76%           5.85%         5.74%         6.20%         6.32%
 Portfolio turnover rate
  (excluding short-term
  securities)                          22.1%            147.8%          280.3%        482.2%        342.4%        424.7%


   *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
    DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
  **ANNUALIZED
 ***NET INVESTMENT INCOME PER SHARE REPRESENTS NET INVESTMENT INCOME DIVIDED BY
    THE AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
****EFFECTIVE SEPTEMBER 1, 1999, ADVISERS HAS AGREED TO LIMIT THE FEE TO 0.90%
    OF AVERAGE NET ASSETS THROUGH MARCH 31, 2001. ABSENT THIS VOLUNTARY LIMITATION THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.10%.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                                  IAI BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. IAI Bond Fund (Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. The Fund's primary objective is to provide a high level of current income consistent with capital preservation, through investments in a diversified portfolio of primarily investment and non-investment grade bonds and other debt securities. This report covers only Bond Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price. Such valuations are obtained from pricing services or are supplied by dealers.

Debt securities for which quotations are not readily available are valued at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities into a segregated account, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date


                                                                              15
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                                  IAI BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions.

Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

For federal income tax purposes, the Fund had capital loss carryovers of approximately $2,226,297 at November 30, 1999 which, if not offset by subsequent capital gains, will expire in 2002 and 2007. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


16
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                                  IAI BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)

[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

The Fund, together with other funds advised by Advisers, have an available joint line of credit of $25,000,000 with Firstar Bank, N.A. at the prime interest rate less 2%. To the extent funds are drawn against the line, securities are segregated by the Fund. No compensating balances are required under the line of credit, however, a commitment fee of .10% per annum on the commitment amount of the line is payable quarterly in arrears. Advisers has agreed to pay the commitment fee on behalf of the Fund. There were no borrowings outstanding for the Fund at May 31, 2000.

[3] FEES AND EXPENSES

Under the terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.10% declining to 1.00% of average daily net assets. Effective September 1, 1999, Advisers has agreed to limit the fee to 0.90% of average net assets through March 31, 2001. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

[4] PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2000, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund were as follows:

            U.S. Government          Other
            ---------------       ----------
Purchases     $1,988,419          $  909,982
Sales         $6,937,354          $4,865,067


                                                                              17
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                                  IAI BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)

[5] OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of May 31, 2000. The market value of securities deposited to cover initial margin requirements for the open positions at May 31, 2000 was $48,853. The unrealized appreciation on these contracts is included in unrealized appreciation on futures contracts.

FUTURES
                     Number of     Expiration              Market    Unrealized
        Type         Contracts        Month     Position   Value    Appreciation
--------------------------------------------------------------------------------
U.S. Treasury Bond      5       September 2000    Long    $478,125     $5,120
U.S. Treasury Note      5       September 2000    Long    $483,906      3,791

[6] SUBSEQUENT EVENT

On June 12, 2000, the Fund's board of directors recommended that the IAI Funds be reorganized into comparable mutual funds advised by a subsidiary of Federated Investors, Inc. (Federated Investors). On June 16, 2000, Investment Advisers, Inc. (Advisers), the IAI Funds' Investment adviser, announced they had entered into an agreement with Federated Investors to sell the IAI Funds, including the IAI Bond Fund, to Federated Investors. The proposed acquisition must be approved by the IAI Funds' shareholders. Proxy statements requesting shareholder votes will be mailed in July 2000. If approved, the acquisition is expected to occur in September 2000.


18
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                                                                              19
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


                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)


20
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                                    KPMG LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


        c/o FIRSTAR MUTUAL FUND SERVICES, LLC, P.O. Box 701, Milwaukee,
                            Wisconsin 53201-0701 USA

                                  800.945.3863